Ameritas Life Insurance Corp.

("Ameritas Life")

Ameritas Life Insurance Corp. Separate Account LLVA and

Ameritas Life Insurance Corp. Separate Account LLVL

("Separate Accounts")

Supplement to:

Ameritas Low-Load® Variable Universal Life and

Ameritas Low-Load® Survivorship Variable Universal Life

Prospectuses Dated May 1, 2008

Ameritas No-Load Variable Annuity (4080)

Prospectus Dated May 1, 2010

Ameritas NLVA 6150

Prospectus Dated May 1, 2013

Ameritas No-Load VA 6150 and Ameritas Advisor VUL®

Prospectuses Dated May 1, 2015

and Statements of Additional Information

Supplement Dated January 14, 2016

The Asset Allocation Program (the "Program") disclosure in your prospectus is revised to reflect that Ameritas Life has engaged an unaffiliated third party investment expert to provide the fund-specific model recommendations that were previously provided by Ameritas Investment Partners, Inc. ("AIP"). Accordingly, the prospectus and SAI disclosure relating to the Program is revised to remove references to AIP as providing these services and to delete references to certain conflicts of interest related to AIP. The unaffiliated third party investment expert provides research and business support services relating to the models and selects the specific funds to populate each model from those available in the product. Ameritas Life pays for these consultant services at no additional cost to Policy Owners.

All other provisions of your Policy remain as stated in your Policy and prospectus as previously supplemented.

Please retain this Supplement with the current prospectus for your variable Policy issued by

Ameritas Life Insurance Corp.

If you do not have a current prospectus, please contact Ameritas Life at 800-255-9678.

PF 683 1-16